UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.: 3) Filing Party: 4) Date
          Filed:

                                                                    Logo:
                                                                    CLAYMORE (R)

                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                        INVESTMENT GRADE MUNICIPAL FUND

                2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2010

To the Shareholders:

          Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, on Friday, January 29, 2010 at 10:00 a.m., Central Time, for the purposes of considering and voting upon the following:

          1. The election of two Class II Trustees of the Fund to hold office for a term of three years and until their successors are duly elected and qualified; and

          2. To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof;


          as set forth in the Proxy Statement accompanying this Notice.

          You will need proof of ownership of the Fund's shares of beneficial interest to enter the meeting or, if your shares are held in a brokerage or bank account (in "street name"), a proxy from the street name holder.

          The close of business on November 27, 2009 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

    By Order of the Board of Trustees of the Fund,
    /s/ J. Thomas Futrell
    J. Thomas Futrell
    Chief Executive Officer

--------------------------------------------------------------------------------
  TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE
    VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT
         PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW
                          SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

          The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

          For example:


                      REGISTRATION                  VALID SIGNATURE
                      ------------                  ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...........................     ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ...........................     John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ..     John Doe
(4) ABC Corp. Profit Sharing Plan .......     John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...........................     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78      Jane B. Doe

PARTNERSHIP ACCOUNTS
--------------------
(1) ABC Partnership .....................     Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership ..     Jane B. Smith, General Partner

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o
    John B. Smith, Jr. UGMA .............     John B. Smith
(2) Estate of John B. Smith .............     John B. Smith, Jr., Executor

               MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT
                              GRADE MUNICIPAL FUND

                2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2010

          This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Board of Trustees") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, on Friday, January 29, 2010, at 10:00 a.m., Central Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is expected that the notice of annual meeting, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about December 18, 2009.

          The close of business on November 27, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On November 27, 2009, there were 7,935,591 shares of the Fund's common shares outstanding and 2,778 shares of the Fund's auction market preferred shares ("preferred shares") outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

          In accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares of the Fund entitled to vote at the Meeting. However, a quorum for the election of Ronald E. Toupin, Jr. as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the preferred shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal (including the election of each of the Board nominees for election), the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund's Second Amended and Restated Agreement and Declaration of Trust and Second Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the Proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

          Broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposal. For purposes of the vote on the election of each nominee for Trustee, abstentions and broker non-votes, if any, with respect to a Trustee will have the effect as a vote against that Trustee.

          At the Meeting, the preferred shareholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund's common shareholders and, except as shown in the summary chart below, will vote together with common shareholders as a single class on all proposals to be brought before the Meeting. As summarized below, the preferred shareholders of the Fund, voting as a separate class, have the right to vote on the election of the Trustee designated to represent the preferred shares. Mr. Toupin is one of the two Trustees designated to represent the holders of the Fund's preferred shares. Common shareholders will not participate in the election of Mr.
Toupin.

SUMMARY OF VOTING RIGHTS
PROPOSAL 1: ELECTION OF TRUSTEES

                      COMMON SHAREHOLDERS      PREFERRED SHAREHOLDERS
---------------------------------------------------------------------
Ronald E. Toupin, Jr.         N/A                          X
---------------------------------------------------------------------
Kevin M. Robinson               X                          X
---------------------------------------------------------------------

          Election of Mr. Robinson to the Board will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders, voting together as a single class, of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Toupin to the Board will require the affirmative vote of a majority of the votes of the preferred shareholders, voting as a separate class, of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

ADDITIONAL INFORMATION

          The principal executive offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. MBIA Capital Management Corp. ("MBIA-CMC"), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's investment adviser. MBIA-CMC is an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities market. The Fund's administrator is Claymore Advisors, LLC ("Claymore"), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund's accounting agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286.

RECENT DEVELOPMENTS

          On July 17, 2009, Claymore Group Inc., the parent of Claymore Advisors, LLC and Claymore Securities, Inc., entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., the surviving entity. The transaction closed on October 14, 2009. Pursuant to the merger, Claymore Group Inc. and its subsidiaries, including the Fund's administrator and servicing agent, became indirect, wholly-owned subsidiaries of Guggenheim. The completed merger resulted in a change of control of Claymore Group Inc. The transaction is not expected to affect the daily operations of the Fund.

          The administration and servicing agreements for the Fund automatically terminated as a result of the Guggenheim transaction. The Fund's Board of Trustees considered and approved new administration and servicing agreements for the Fund; however, shareholder approval of the new agreements is not required.

PROPOSAL: ELECTION OF TRUSTEES

          The Fund's Board of Trustees is presently comprised of five (5) Trustees. The Board is divided into three classes, and members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

          At the Annual Meeting of Shareholders held on November 11, 2004, the Fund's shareholders elected the Board of Trustees to a staggered term in accordance with the Fund's Agreement and Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2009.

          At the Meeting this year, two Class II Trustees are to be elected. Common shareholders and preferred shareholders, voting together as a single class, will be asked to elect one Class II Trustee to serve for a term of three years, and until his successor is duly elected and qualified. In addition, preferred shareholders, voting separately as a class, will be asked to elect one Class II Trustee to serve for a term of three years, and until his successor is duly elected and qualified. The term of office of the Class II Trustees, if elected at this Meeting, expires at the annual meeting of shareholders to be held in 2012, or thereafter when their respective successors are duly elected. However, the term of office of a Class II Trustee shall also terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee.

          At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Mr. Robinson as a Class II Trustee of the Fund and Mr. Toupin as a Class II Trustee and one of the two Trustees designated to represent the holders of the Fund's preferred shares. Common shareholders will not participate in the election of Mr. Toupin. Messrs. Toupin and Robinson are currently members of the Fund's Board and Mr. Toupin was last elected by shareholders in 2006.

          Each nominee has agreed to serve if elected. There is no reason to believe that either nominee will become unavailable for election as a Trustee of the Fund, but if that should occur before the Meeting, votes will be cast for the persons the Nominating and Governance Committee and the Board of Trustees recommend.

INFORMATION REGARDING TRUSTEE NOMINEES

          The following table provides information concerning the nominees for election as Trustees and the other Trustees of the Fund:

                                   TERM OF                                      NUMBER OF
                                   OFFICE(2)                                 PORTFOLIOS IN
                                   AND THE                                    FUND COMPLEX            OTHER
                   POSITION(S)     LENGTH                                      OVERSEEN BY         TRUSTEESHIPS
NAME, ADDRESS(1)   HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)          NOMINEES           HELD BY THE
AND AGE            THE FUND        SERVED      DURING PAST FIVE YEARS       (INCLUDING THE FUND)     NOMINEES
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEE(3)
--------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Trustee       Since 2003  Retired. Formerly, Vice President,      1             Trustee, Claymore/
Jr.               Class II                  Manager and Portfolio Manager of                      Guggenheim
Year of Birth:                              Nuveen Asset Management (1998-1999),                  Strategic
1958              Chairman      Since 2004  Vice President of Nuveen Investment                   Opportunities
                  of the                    Advisory Corporation (1992-1999),                     Fund, Old Mutual/
                  Board                     Vice President and Manager of Nuveen                  Claymore Long-
                                            Unit Investment Trusts (1991-1999),                   Short Fund,
                                            and Assistant Vice President and                      Fiduciary/Claymore
                                            Portfolio Manager of Nuveen Unit                      MLP Opportunity
                                            Investment Trusts (1988-1999), each                   Fund, Western
                                            of John Nuveen & Company, Inc.                        Asset/Claymore
                                            (1982-1999).                                          Inflation-Linked
                                                                                                  Securities &
                                                                                                  Income Fund,
                                                                                                  Claymore Dividend
                                                                                                  & Income Fund,
                                                                                                  Western
                                                                                                  Asset/Claymore
                                                                                                  Inflation-Linked
                                                                                                  Opportunities &
                                                                                                  Income Fund,
                                                                                                  TS&W/Claymore
                                                                                                  Tax-Advantaged
                                                                                                  Balanced Fund,
                                                                                                  Madison/Claymore
                                                                                                  Covered Call &
                                                                                                  Equity Strategy
                                                                                                  Fund, Claymore
                                                                                                  Exchange-Traded
                                                                                                  Fund Trust,
                                                                                                  Claymore
                                                                                                  Exchange-Traded
                                                                                                  Fund Trust 2.
INTERESTED TRUSTEE NOMINEE
--------------------------------------------------------------------------------------------------------------------
Kevin M.          Trustee       Since 2009  Senior Managing Director, General       1             Trustee, Claymore/
Robinson(4),      Class II                  Counsel and Corporate Secretary                       Guggenheim
Year of birth:                              (2007-present) of Claymore Advisors,                  Strategic
1959                                        LLC and Claymore Securities, Inc.;                    Opportunities Fund.
                  Chief         Since 2008  Chief Legal Officer of certain funds in
                  Legal                     the Claymore's fund complex. Formerly,
                  Officer                   Associate General Counsel (2000- 2007)
                                            of NYSE Euronext, Inc. Formerly,
                                            Archipelago Holdings, Inc. Senior
                                            Managing Director and Associate General
                                            Counsel (1997-2000) of ABN Amro Inc.
                                            Formerly, Senior Counsel in the
                                            Enforcement Division (1989-1997)
                                            of the U.S. Securities and Exchange
                                            Commission.

          The other Trustees who are not standing for election at the 2009 Annual Meeting of Shareholders are:

                                   TERM OF                                      NUMBER OF
                                   OFFICE(2)                                 PORTFOLIOS IN
                                   AND THE                                    FUND COMPLEX            OTHER
                   POSITION(S)     LENGTH                                      OVERSEEN BY         TRUSTEESHIPS
NAME, ADDRESS(1)   HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)          NOMINEES           HELD BY THE
AND AGE            THE FUND        SERVED      DURING PAST FIVE YEARS       (INCLUDING THE FUND)     NOMINEES
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
-------------------------------------------------------------------------------------------------------------------
Randall C.        Trustee       Since 2006  Private Investor. Formerly, Senior      1             Trustee, Advent
 Barnes,          Class III                 Vice President, Treasurer (1993-1997),                Claymore
Year of Birth:                              President, Pizza Hut International                    Convertible
1951                                        (1991-1993) and Senior Vice President,                Securities and
                                            Strategic Planning and New Business                   Income Fund,
                                            Development (1987-1990) of PepsiCo,                   Advent/Claymore
                                            Inc. (1987-1997).                                     Enhanced Growth
                                                                                                  & Income Fund,
                                                                                                  Advent/Claymore
                                                                                                  Global Convertible
                                                                                                  Securities &
                                                                                                  Income Fund,
                                                                                                  Claymore/Guggenh
                                                                                                  eim Strategic
                                                                                                  Opportunities Fund,
                                                                                                  Old
                                                                                                  Mutual/Claymore
                                                                                                  Long-Short Fund,
                                                                                                  Fiduciary/Claymore
                                                                                                  MLP Opportunity
                                                                                                  Fund, TS&W/
                                                                                                  Claymore Tax-
                                                                                                  Advantaged
                                                                                                  Balanced Fund,
                                                                                                  Madison/Claymore
                                                                                                  Covered Call &
                                                                                                  Equity Strategy
                                                                                                  Fund, Claymore
                                                                                                  Exchange-Traded
                                                                                                  Fund Trust,
                                                                                                  Claymore
                                                                                                  Exchange-Traded
                                                                                                  Fund Trust 2.


                                   TERM OF                                      NUMBER OF
                                   OFFICE(2)                                 PORTFOLIOS IN
                                   AND THE                                    FUND COMPLEX            OTHER
                   POSITION(S)     LENGTH                                      OVERSEEN BY         TRUSTEESHIPS
NAME, ADDRESS(1)   HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)          NOMINEES           HELD BY THE
AND AGE            THE FUND        SERVED      DURING PAST FIVE YEARS       (INCLUDING THE FUND)     NOMINEES
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
---------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg, Trustee       Since 2003  Partner of Nyberg & Cassioppi, LLC,      1            Trustee, Claymore/
Year of Birth:    Class I                   a law firm specializing in corporate law,             Guggenheim
1953                                        estate planning and business transactions             Strategic
                                            (2000 - present). Formerly, Executive                 Opportunities Fund,
                                            Vice President, General Counsel, and                  Advent Claymore
                                            Corporate Secretary of Van Kampen                     Convertible
                                            Investments (1982-1999).                              Securities and
                                                                                                  Income Fund,
                                                                                                  Advent/Claymore
                                                                                                  Enhanced Growth
                                                                                                  & Income Fund,
                                                                                                  Advent/Claymore
                                                                                                  Global Convertible
                                                                                                  Securities &
                                                                                                  Income Fund,
                                                                                                  Fiduciary/Claymore
                                                                                                  MLP Opportunity
                                                                                                  Fund, Old Mutual/
                                                                                                  Claymore Long-
                                                                                                  Short Fund,
                                                                                                  Western
                                                                                                  Asset/Claymore
                                                                                                  Inflation-Linked
                                                                                                  Securities &
                                                                                                  Income Fund,
                                                                                                  Claymore Dividend
                                                                                                  & Income Fund,
                                                                                                  Western
                                                                                                  Asset/Claymore
                                                                                                  Inflation-Linked
                                                                                                  Opportunities &
                                                                                                  Income Fund,
                                                                                                  TS&W/Claymore
                                                                                                  Tax-Advantaged
                                                                                                  Balanced Fund,
                                                                                                  Madison/ Claymore
                                                                                                  Covered Call &
                                                                                                  Equity Strategy
                                                                                                  Fund, Claymore
                                                                                                  Exchange-Traded
                                                                                                  Fund Trust,
                                                                                                  Claymore
                                                                                                  Exchange-Traded
                                                                                                  Fund Trust 2.

                                   TERM OF                                      NUMBER OF
                                   OFFICE(2)                                 PORTFOLIOS IN
                                   AND THE                                    FUND COMPLEX            OTHER
                   POSITION(S)     LENGTH                                      OVERSEEN BY         TRUSTEESHIPS
NAME, ADDRESS(1)   HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)          NOMINEES           HELD BY THE
AND AGE            THE FUND        SERVED      DURING PAST FIVE YEARS       (INCLUDING THE FUND)     NOMINEES
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Clifford D.       President     Since 2003  President, MBIA Capital Management      1             None.
Corso(5),         and Trustee               Corp. (CMC); Chief Investment Officer
Year of Birth:    Class III                 of MBIA Insurance Corp.; President,
1961                                        Rivus Bond Fund.

(1) The business address of each Trustee is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) The term of the office of the Class I Trustee expires in 2011 or when his successor is duly elected and qualified. If elected, the term of office of the Class II Trustee expires in 2012 or when his successor is duly elected and qualified. The terms of office of the Class III Trustees expire in 2010, or when their respective successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(3) "Independent Trustees" are those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange ("NYSE") listing standards.

(4) Mr. Robinson is deemed an "interested person" by virtue of his position at Claymore. Mr. Robinson's positions with affiliated persons of the Fund are set forth in the table above.

(5) Mr. Corso is deemed an "interested person" by virtue of his position at MBIA-CMC. Mr. Corso's positions with affiliated persons of the Fund are set forth in the table above.

BOARD COMMITTEES AND MEETINGS

          Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including MBIA-CMC, Claymore, the custodian, the transfer agent and the servicing agent. As part of this process, the Trustees consult with the Fund's independent registered public accounting firm and with their independent legal counsel.

          During the fiscal year ended July 31, 2009, the Board of Trustees met four times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

          The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

          Audit Committee. The Fund's Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be "interested persons" of the Fund, MBIA-CMC or its affiliates, or Claymore or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee. The Audit Committee is, among other things, responsible for:
(i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund's independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund's independent registered public accounting firm and (iv) discussing the Fund's annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. This Committee met four times during the fiscal year ended July 31, 2009. The Fund adopted an Audit Committee Charter at a meeting held on July 21, 2003, as amended at a meeting held on July 15, 2004, a copy of which was attached to the Proxy Statement of the Fund filed with the Securities and Exchange Commission ("SEC") on November 7, 2007.

          Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating and Governance

Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating and Governance Committee met four times during the Fund's fiscal year ended July 31, 2009. The Fund most recently adopted a Nominating and Governance Committee Charter at a meeting held on November 11, 2004, which was most recently amended at a meeting held on October 20, 2008. A copy of the amended Nominating and Governance Committee Charter is attached as Exhibit A.

          The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of the Fund, among any others it may deem relevant:

          o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

          o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

          o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

          o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

          o the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

          o         the character and integrity of the individual;

          o         the overall diversity of the Board's composition; and

          o the Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of nominees who are not "interested persons" as defined in the 1940 Act ("Independent Trustee Nominees").

          Following an initial evaluation by the Committee, a nominee must:

          o be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

          o be prepared to submit character references and agree to appropriate background checks; and

          o be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.


          Messrs. Toupin and Robinson currently serve as Trustees and were unanimously nominated by the Board of Trustees, including the Independent Trustees, and the Nominating and Governance Committee.

EQUITY OWNERSHIP

          The following table provides information concerning the dollar range of equity securities owned beneficially by each Trustee as of November 30, 2009:

                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                   SECURITIES IN ALL FUNDS OVERSEEN
                                DOLLAR RANGE             OR TO BE OVERSEEN BY
NAME OF                           OF EQUITY         TRUSTEE/NOMINEE IN THE FAMILY
TRUSTEE/NOMINEE             SECURITIES IN THE FUND     OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEE
Ronald E. Toupin, Jr.               None                         None
INTERESTED TRUSTEE NOMINEE
Kevin M. Robinson                   None                         None
INDEPENDENT TRUSTEES
Randall C. Barnes                   None                         None
Ronald A. Nyberg                 $1-$10,000                   $1-$10,000
INTERESTED TRUSTEES
Clifford D. Corso                   None                         None

          As of November 30, 2009, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. As of November 30, 2009, none of the Independent Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc. or MBIA-CMC or

Claymore or any person directly or indirectly controlling, controlled by or under common control with Claymore.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          As of November 27, 2009, the registered shareholders (including any "group" as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) who owned of record, or owned beneficially, more than 5% of the Fund's common shares outstanding is noted in the table below.

NUMBER OF   PERCENTAGE
  SHARES     OF CLASS                      NAME                              ADDRESS
--------------------------------------------------------------------------------------------
 497,353     6.27%(1)   Karpus Management, Inc. d/b/a Karpus            183 Sully's Trail
                        Investment Management                           Pittsford, NY 14534
1,049,101   13.22%(2)   Western Investment LLC ("WILLC"),               WILLC, WIHP, WIAP,
                        Western Investment Hedged Partners L.P.,        WITRP, WITRP,
                        ("WIHP"), Western Investment Activism           WITRL, Mr. Lipson:
                        Partners LLC ("WIAP"), Western Investment
                        Total Return Partners L.P("WITRP"), Western     7050 S. Union Park
                        Investment Total Return Fund Ltd ("WITRL"),     Center Suite 590
                        Arthur D. Lipson ("Mr. Lipson"), Benchmark      Midvale, Utah 84047
                        Plus Institutional Partners, LLC ("BPIP"),
                        Benchmark Plus Management, LLC("BPM"),           BPIP, BPP, BPM,
                        Benchmark Plus Partners ("BPP"), Scott          Mr. Franzblau and
                        Franzblau ("Mr. Franzblau") and Robert          Mr. Ferguson:
                        Ferguson ("Mr. Ferguson") Each of the
                        foregoing is referred to as "Reporting          820 A Street, Suite 700
                        Persons". Each Reporting Person is subject      Tacoma, WA 98402
                        to a Joint Filing Agreement.


---------------------

(1) Based upon information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2009.

(2) Based upon information obtained from Amendment No. 7 to Schedule 13D filed with the Securities and Exchange Commission on December 4, 2009.


          As of the close of business on November 27, 2009, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 7,905,049 of the 7,935,591 common shares of the Fund (representing approximately 99.61% of the outstanding common shares), and 2,778 preferred shares (equal to 100% of the Fund's outstanding preferred shares).

COMPENSATION

          MBIA-CMC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries. Claymore pays all compensation of officers and employees of the Fund who are affiliated persons of Claymore.

          The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $2,000 per year for his service, and the Chairman of each of the Audit

Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

          The Fund does not provide any pension or retirement benefits to the Trustees or its officers.

          The following table sets forth the compensation paid by the Fund to the Independent Trustees during the fiscal year ended July 31, 2009 and the aggregate compensation paid to them from all registered funds in the Fund Complex (as defined below) for the calendar year ended December 31, 2008.

                                                                AGGREGATE
                                               AGGREGATE      COMPENSATION
                              POSITION WITH  COMPENSATION    FROM THE FUND
     NAME OF TRUSTEE          THE FUND       FROM THE FUND AND FUND COMPLEX(1)
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEE
Ronald E. Toupin, Jr.         Trustee           $17,000          $15,250
INTERESTED TRUSTEE NOMINEE
Kevin M. Robinson             Trustee                $0               $0
INDEPENDENT TRUSTEES
Randall C. Barnes             Trustee           $14,250          $13,500
Ronald A. Nyberg              Trustee           $14,250          $13,375
INTERESTED TRUSTEE
Clifford D. Corso             Trustee                $0               $0

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of a Fund Complex.


REQUIRED VOTE

          As described above, election of Mr. Robinson to the Board of Trustees will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustee at the Meeting, in person or by proxy. Election of Mr. Toupin to the Board of Trustees will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

     THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS,"
                         UNANIMOUSLY RECOMMEND THAT THE
               SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR TRUSTEE.

EXPENSES OF PROXY SOLICITATION

          The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of MBIA-CMC or its affiliates (none of whom will receive additional compensation therefore) or Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER BUSINESS

          As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                             ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE

          After the meeting of the Audit Committee on July 20, 2009, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with Ernst & Young LLP ("E&Y"), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, such as the quality of the Fund's accounting principles and internal controls and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm's independence with E&Y.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

          Based on the review and discussions referred to in items (i) through
(iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2009. Additionally, the Audit Committee recommended that E&Y be appointed as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2010.

                                                Submitted by the Audit Committee
                                                 of the Fund's Board of Trustees

                                                  Randall C. Barnes, Chairperson
                                                                Ronald A. Nyberg
                                                           Ronald E. Toupin, Jr.

EXECUTIVE OFFICERS OF THE FUND

          Certain biographical and other information relating to the officers (other than Mr. Robinson and Mr. Corso whose biographical information is given above) of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

                                 TERM OF OFFICE(2)
NAME, ADDRESS(1)                    AND YEAR                     PRINCIPAL OCCUPATION
    AND AGE           TITLE      FIRST APPOINTED               DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Chief         Since 2008       Senior Managing Director, Chief Investment
Year of birth: 1955   Executive                      Officer (2008-present) of Claymore Advisors, LLC
                      Officer                        and Claymore Securities, Inc.; Chief Executive
                                                     Officer of certain funds in the Claymore fund
                                                     complex. Formerly, Managing Director in charge
                                                     of Research (2000-2007) for Nuveen Asset
                                                     Management.

Steven M. Hill        Chief         Since 2006       Senior Managing Director (2005-present), Chief
Year of Birth: 1964   Financial                      Financial Officer of Claymore Group Inc. (2005-
                      Officer, Chief                 2006). Managing Director of Claymore Advisors,
                      Accounting                     LLC and Claymore Securities, Inc. (2003-2005).
                      Officer and                    Previously, Treasurer of Henderson Global Funds
                      Treasurer                      and Operations Manager for Henderson Global
                                                     Investors (NA) Inc. (2002-2003); Managing
                                                     Director, FrontPoint Partners LLC (2001-2002);
                                                     Vice President, Nuveen Investments (1999-2001);
                                                     Chief Financial Officer, Skyline Asset
                                                     Management LP, (1999); Vice President, Van
                                                     Kampen Investments and Assistant Treasurer, Van
                                                     Kampen mutual funds (1989-1999).

Jeffrey MacDonald     Vice          Since 2007       Director of Advisory Services Portfolio
Year of Birth: 1970   President                      Management, MBIA Asset Management (2007-
                                                     present). Formerly, Vice President and Portfolio
                                                     Manager, Hartford Investment Management
                                                     Company (2005-2007); Fixed Income Portfolio
                                                     Analyst, Wellington Management Company
                                                     (2000-2004).

Leonard I. Chubinsky  Assistant     Since 2006       General Counsel and Secretary, MBIA-CMC.
Year of Birth: 1948   Vice President
                      and Assistant
                      Secretary

James Howley          Assistant     Since 2006       Vice President, Fund Administration of Claymore
Year of Birth: 1972   Treasurer                      Securities, Inc. (2004-present). Previously,
                                                     Manager, Mutual Fund Administration of Van
                                                     Kampen Investments, Inc.

Mark J. Furjanic      Assistant     Since 2008       Vice President, Fund Administration-Tax
Year of birth: 1959   Treasurer                      (2005-present) of Claymore Advisors, LLC and
                                                     Claymore Securities, Inc.; Assistant Treasurer of
                                                     certain funds in the Claymore fund complex.
                                                     Formerly, Senior Manager (1999-2005) for Ernst &
                                                     Young LLP.

Donald P. Swade       Assistant     Since 2008       Vice President, Fund Administration
Year of birth: 1972   Treasurer                      (2006-present) of Claymore Advisors, LLC and
                                                     Claymore Securities, Inc.; Assistant Treasurer of
                                                     certain funds in the Claymore fund complex.
                                                     Formerly, Manager-Mutual Fund Financial
                                                     Administration (2003-2006) for Morgan
                                                     Stanley/Van Kampen Investments.

                                 TERM OF OFFICE(2)
NAME, ADDRESS(1)                     AND YEAR                    PRINCIPAL OCCUPATION
    AND AGE           TITLE       FIRST APPOINTED              DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Melissa J. Nguyen     Secretary      Since 2006      Vice President and Assistant General Counsel of
Year of Birth: 1978                                  Claymore Securities, Inc. (2005-present). Secretary
                                                     of certain funds in the Claymore fund complex.
                                                     Formerly, Associate, Vedder Price P.C.
                                                     (2003-2005).

Mark E. Mathiasen     Assistant      Since 2007      Vice President; Assistant General Counsel of
Year of Birth: 1978   Secretary                      Claymore Securities, Inc. (2007-present). Secretary
                                                     of certain funds in the Claymore fund complex.
                                                     Previously, Law Clerk, Idaho State Courts
                                                     (2003-2006).

Bruce Saxon           Chief          Since 2006      Vice President - Fund Compliance Officer of
Year of Birth: 1957   Compliance                     Claymore Securities, Inc. (2006-present). Chief
                      Officer                        Compliance Officer/Assistant Secretary of Harris
                                                     Investment Management, Inc. (2003-2006).
                                                     Director-Compliance of Harrisdirect LLC
                                                     (1999-2003).
-------------------

(1) The business address of each officer is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) Elected by and serves at the pleasure of the Board of Trustees of the Fund or until their successors have been duly elected and qualified.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP ("E&Y") served as the Fund's independent registered public accounting firm for the fiscal years ended July 31, 2009 and July 31, 2008.

          The report of E&Y on the Fund's financial statements for the fiscal years ended July 31, 2009 and July 31, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the Fund's fiscal years ended July 31, 2009 and July 31, 2008 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.

          If requested by any shareholder, a representative of E&Y will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

          Audit Fees. Audit Fees are fees related to the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2009, E&Y billed $34,000 to the Fund, including out-of-pocket expenses. For the fiscal year ended July 31, 2008, E&Y billed $34,000 to the Fund, including out-of-pocket expenses.

          Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2009 were $6,300 and for the fiscal year ended July 31, 2008 were $6,300. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2009 or for the fiscal year ended July 31, 2008.

          Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2009 were $6,000 and for the fiscal year ended July 31, 2008 were $6,000. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2009 or July 31, 2008.

          All Other Fees. All Other Fees are fees related to products and services other than those services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." There were no All Other Fees billed by E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2009 or for the fiscal year ended July 31, 2008.

          Aggregate Non-Audit Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2009 were $12,300, consisting of $6,300 Audit-Related Fees and $6,000 Tax Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2008 were $12,300, consisting of $6,300 Audit-Related Fees and $6,000 Tax Fees. No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2009 or for the fiscal year ended July 31, 2008.

          The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to MBIA-CMC or any entity controlling, controlled by, or under common control with MBIA-CMC (MBIA-CMC and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Fund.

          None of the services described above, provided in the fiscal year ended July 31, 2009 or the fiscal year ended July 31, 2008, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

          The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to MBIA-CMC and Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining E&Y's independence, respectively. All services provided by E&Y to the Fund, MBIA-CMC or Service Affiliates that were required to be pre-approved were pre-approved as required.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Each Trustee and certain officers of the Fund, MBIA-CMC, certain affiliated persons of MBIA-CMC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Trustees and relevant officers, MBIA-CMC and relevant affiliated persons of MBIA-CMC have complied with all applicable filing requirements during the fiscal year ended July 31, 2009, except for two filings listed below:

          1. One filing involving James DiChiaro, a portfolio manager, was inadvertently not timely reported on Form 3.

          2. One filing involving Jeffrey MacDonald, an officer, was inadvertently not timely reported on Form 3.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS AND OTHER SHAREHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

          All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders to be held in 2010 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than June 14, 2010. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than August 2, 2010. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

          A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

OTHER INFORMATION

          THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2009, AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, OR BY CALLING TOLL-FREE 1-800-345-7999.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

          In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund's Servicing Agent, Claymore Securities, at 1-800-345-7999, and requests in writing should be sent to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Claymore Securities at the address above.

December 11, 2009

                                                                       EXHIBIT A

                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                        INVESTMENT GRADE MUNICIPAL FUND

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ORGANIZATION AND GOVERNANCE

          The Nominating and Governance Committee (the "Committee") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") shall be comprised solely of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are "independent" as such term is defined in the New York Stock Exchange listing standards (the "Independent Trustees").

          The Committee shall be comprised of as many Independent Trustees as the Board of Trustees of the Fund (the "Board") shall determine, but in any event not fewer than three (3) members, each of whom shall serve for a term of one year which shall be extendable at the sole discretion of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board shall nominate the members of the Committee and shall designate the chairman and co-chairman of the Committee. The chairman or, in his absence, the co-chairman, shall preside at each meeting of the Committee.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

          The Committee shall select and nominate persons for election as Trustees of the Fund. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become Trustees of the Fund in the event that a position is vacated or created; (ii) to select, or to recommend that the Board select, the Trustee nominees for each annual meeting of the stockholders; (iii) to set any necessary standards or qualifications for service as a Trustee of the Fund; (iv) to develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and to oversee compliance therewith; (v) to make recommendations concerning the continuing education of the Trustees on legal and other matters relating to their activities as Trustees; (vi) to develop and recommend to the Board procedures governing Trustee self-assessment; (vii) to develop and recommend to the Board a schedule of Trustee compensation; (viii) to undertake such matters from time to time relating to Board nominations or governance of the Fund as the Committee shall deem appropriate; and (ix) to oversee the contract review process, including the review of the Fund's investment advisory agreements and contracts with other affiliated service providers.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

          The Committee may take into account a wide variety of factors in considering Trustee nominees. In identifying and evaluating an individual as a potential nominee to serve as a Trustee, or in evaluating whether to remove an incumbent Trustee, the Committee shall consider among other factors it may deem relevant:

          o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

          o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

          o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

          o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

          o the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

          o         the character and integrity of the individual;

          o         the overall diversity of the Board's composition; and

          o the Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of Independent Trustee nominees.


          Following an initial evaluation by the Committee, a nominee must:

          o be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

          o be prepared to submit character references and agree to appropriate background checks; and

          o be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.


CONSIDERATION OF NOMINEES RECOMMENDED BY STOCKHOLDERS

          While the Committee is solely responsible for the selection and nomination of the Fund's Trustees, the Committee shall accept nominations for the office of Trustee made by Fund stockholders on the same basis as it considers and evaluates nominees recommended by other sources. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

NOMINATION OF TRUSTEES

          After a determination by the Committee that an individual should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

GOVERNANCE MATTERS

          The Committee shall develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and oversee compliance therewith. At least annually, the Committee shall review and reassess the adequacy of the Code of Ethics for Chief Executive Officer and Senior Financial Officers and the Joint Code of Ethics and recommend any proposed changes to the Board.

          The Committee shall also review and consider any request for waivers of the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and shall make a recommendation to the Board with respect to such request. The Committee shall review and report to the Board regarding any actual or potential conflicts of interest involving any Trustee and shall determine whether such Trustee may vote on any issue as to which there may be a conflict. In addition, the Committee shall review all related-party transactions and determine whether such transactions are appropriate for the Fund to undertake.

QUORUM

          A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at any meeting at which there is quorum present shall be the act of the Committee.

MEETINGS

          The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of meeting.

          The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's bylaws.

          Members of the Committee shall receive at least three (3) days' prior written notice of any meeting of the Committee.

FUNDING

          The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants, or legal counsel as the Committee deems appropriate.

Adopted: March 2004

Amended: October 2008

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

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

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

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

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

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735    TO VOTE BY MAIL
                         1) Read the Proxy Statement
                         2) Check the appropriate boxes on the proxy card below.
                         3) Sign and date the proxy card.
                         4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                          M17095-P84627       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



--------------------------------------------------------------------------------

                   CLAYMORE

                                                                                         To withhold authority to vote
                                                                                        for any individual  nominee(s),
                                                           FOR WITHHOLD FOR ALL        mark "For All Except" and write the
1. Election of Trustees                                    ALL   ALL    EXCEPT     name(s) of the nominee(s) on the line below.

     NOMINEE:

     CLASS II, to serve until the 2012 Annual Meeting of   0      0       0       ----------------------------------------------
     Shareholders:

     01) Kevin Robinson

                                                                                      FOR   AGAINST     ABSTAIN
    2. Any other business that may properly come before the meeting.                   0       0           0

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
                                   ENVELOPE.

Please sign this proxy as your name appears on this proxy. If joint owners, EITHER may sign this proxy.
When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

---------------------------------  ----

---------------------------------  ----
Signature [PLEASE SIGN WITHIN BOX] Date

---------------------------------  ----

---------------------------------  ----
Signature                          Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING:

The Statement is available at www.proxyvote.com.



--------------------------------------------------------------------------------
                                                                   M17096-P84627



--------------------------------------------------------------------------------
                       SOLICITED BY THE BOARD OF TRUSTEES
     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

  PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS JANUARY 29, 2010

COMMON

The undersigned holder of common shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Kevin M. Robinson and Melissa J. Nguyen, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all common shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, IL on Friday, January 29, 2010 at 10:00 a.m., Central Standard Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS A TRUSTEE.

Please refer to the Proxy Statement for a discussion of the Proposal.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735    TO VOTE BY MAIL
                         1) Read the Proxy Statement
                         2) Check the appropriate boxes on the proxy card below.
                         3) Sign and date the proxy card.
                         4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                         M17097-P84627        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
                   CLAYMORE



                                                                                         To withhold authority to vote
                                                                                        for any individual  nominee(s),
                                                           FOR WITHHOLD FOR ALL        mark "For All Except" and write the
1. Election of Trustees                                    ALL   ALL    EXCEPT     name(s) of the nominee(s) on the line below.

     NOMINEE:

     CLASS II, to serve until the 2012 Annual Meeting of   0      0       0       ----------------------------------------------
     Shareholders:

     01) Ronald Toupin
     02) Kevin Robinson
                                                                                       FOR          AGAINST             ABSTAIN
    2. Any other business that may properly come before the meeting.                    0              0                   0

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

    PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
                                   ENVELOPE.

Please sign this proxy as your name appears on this proxy. If joint owners, EITHER may sign this proxy.
When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

---------------------------------  ----

---------------------------------  ----
Signature [PLEASE SIGN WITHIN BOX] Date

---------------------------------  ----

---------------------------------  ----
Signature                          Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING:
The Statement is available at www.proxyvote.com.


--------------------------------------------------------------------------------
                                                                   M17098-P84627
--------------------------------------------------------------------------------
                       SOLICITED BY THE BOARD OF TRUSTEES
     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

           PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 29, 2010

PREFERRED

The undersigned holder of preferred shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Kevin M. Robinson and Melissa J. Nguyen, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, IL on Friday, January 29, 2010 at 10:00 a.m., Central Standard Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.